EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Golfsmith International Holdings, Inc. (the “Company”) on Form 10-Q for the quarterly period ended April 2, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sue E. Gove, Executive Vice President, Chief Operating Officer and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Sue E. Gove
Name:	Sue E. Gove
Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer
Date:	April 28, 2011